UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 23, 2004
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                Date of Report (Date of earliest event reported)

                          ESPEY MFG & ELECTRONICS CORP.
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             (Exact name of registrant as specified in its charter)

         New York                       1-4383                    14-1387171
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
 of incorporation)                                           Identification No.)

              233 Ballston Avenue, Saratoga Springs, New York 12866
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               (Address of principal executive offices) (Zip Code)



      (Registrant's telephone number, including area code): (518) 584-4100
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Item 2.02 Results of Operations and Financial Condition

On August 23, 2004, Espey Mfg. & Electronics Corp. issued a press release announcing its financial results for the fiscal year ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report. The information in this report shall not be deemed to be filed for purposes of
Section 18 of the Securities Exchange Act of 1934 (the Exchange Act), as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.       Document
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99.1              Press Release dated August 23, 2004



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ESPEY MFG. & ELECTRONICS CORP.


                                        /s/ David A. O'Neil
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                                        David A. O'Neil, Treasurer and Principal
                                        Financial Officer


Dated: August 23, 2004